UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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CAP ROCK ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAP ROCK ENERGY CORPORATION

500 West Wall Street, Suite 400

Midland, Texas 79701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Tuesday, June 15, 2004

Time:	11:00 a.m. C.S.T.

Place:	Cap Rock Energy Corporation – Stanton Division Office
1400 West Business I-20, Stanton, Texas 79782

Purpose:	To elect two Class III directors to serve for a term of three years;

To conduct other business properly raised before the meeting and any adjournment or postponements of the meeting.

Record Date:	You may vote if you were a shareholder of record on April 19, 2004.

Proxy Voting:

Your vote is important.  You may vote in one of four ways: (1) in person at the meeting; (2) by signing, dating and returning your proxy card in the enclosed postage-paid envelope, (3) via internet, or (4) via telephone.

On behalf of the Board of Directors

/s/ RONALD W. LYON
RONALD W. LYON
Corporate Secretary

Midland, Texas
April 29, 2004

PROXY STATEMENT

The Board of Directors of Cap Rock Energy Corporation (the “Company”), a Texas corporation, is soliciting proxies for the 2004 Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card contain information about the items you will vote on at the annual meeting. We began mailing these documents to shareholders on or about April 29, 2004.

FREQUENTLY ASKED QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

You are receiving a proxy statement and proxy card because you owned shares of common stock of Cap Rock Energy Corporation on the record date.  This Proxy Statement describes the proposal on which you, as a shareholder, may vote.  It also gives you information on this proposal and certain other information in order that you may make an informed decision.

Who may vote and how many votes do I have?

You may attend the meeting and vote, or vote by proxy, if you owned shares of the Company’s common stock at the close of business on April 19, 2004. Generally, each share of common stock that you owned on the record date entitles you to one vote on each proposal that is voted on by the shareholders.  On the record date, there were 1,567,725 shares of Common Stock outstanding and entitled to vote.  If you held more than 5% of the Company’s outstanding common stock on the record date, shares in excess of 5% will have one vote for each 100 shares.

How do I vote?

In some cases, there are four ways that you may vote, as explained in the detailed instructions on your proxy card.  In summary, you may:

•                  Mail in your completed, signed and dated proxy card.

•                  If set forth on your proxy card, you may place your vote via the Internet.

•                  If set forth on your proxy card, you may place your vote by telephone.

•                  Vote in person by attending the Annual Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card.  If you hold shares through someone else, such as a bank or broker, you may also receive material from them asking how you want to vote. Please sign and return all proxy cards to be certain that all your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name and you do not sign and return your proxy card nor attend the meeting in person, your shares will not be voted.

If your shares are held in “street name,” your broker may vote your shares under certain circumstances.  Brokerage firms have authority under stock exchange rules to vote their customers’ shares on some routine matters, such as the election of directors.  If you do not provide instructions to your broker on how to vote your shares, your broker may either vote your shares on routine matters or leave your shares unvoted.

If a brokerage firm that is entitled to vote your shares leaves those shares unvoted, it is called a “broker nonvote.”  A brokerage firm cannot vote customers’ shares on nonroutine matters without instructions from you.  You may have granted your stockbroker discretionary voting authority over your account.  Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker.  If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the Annual Meeting.  We encourage you to provide instructions to your broker.  This ensures your shares will be voted at the meeting.

What if I change my mind after I have voted?

You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the Annual Meeting by:

•                  If you voted the first time by the Internet, you may vote again, but only your latest vote will be counted.

•                  If you voted the first time by telephone, you may vote again but only your latest vote will be counted.

•                  Completing, signing and returning another proxy card that is dated after the date of your earlier proxy card.  Only the latest vote will be counted.

•                  Sending a written notice to our Corporate Secretary that you are revoking your proxy.  Such notice must be received prior to the Annual Meeting itself.

•                  Attending the Annual Meeting and voting in person.

If you do not properly revoke your proxy, the previously submitted properly executed proxies will be voted as you specified in your earlier proxy.

What is the effect of signing and returning my proxy card?

When you sign and return the proxy card, you appoint  Lee D. Atkins and Ronald W. Lyon as your representatives at the Annual Meeting.  Mr. Atkins and Mr. Lyon will vote your shares at the Annual Meeting as you have instructed them on your proxy card.  In this way, your shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the Annual Meeting, we encourage you to vote in advance of the Annual Meeting just in case your plans change.  You may vote in person at the Annual Meeting, even if you have already sent in your proxy card.

If you sign and return your proxy card, but do not indicate on the proxy card how you want your votes cast,  Mr. Atkins and Mr. Lyon will vote your shares FOR all of the nominees  for director.

Who can attend the annual meeting?

Only shareholders of record on April 19, 2004, or their duly appointed proxies and the Company’s invited guests may attend the meeting. Registered shareholders are asked to bring the “Admission Ticket” found at the bottom of the proxy card. If you hold your shares in the name of a bank, broker or other holder, please bring proof of ownership on the record date with you to the meeting. A bank or brokerage account statement showing you owned Company common stock on April 19, 2004, is acceptable proof.

How many shareholders are needed to hold the Annual Meeting and properly conduct business?

In order to hold the Annual Meeting and properly conduct business, a quorum, or one-third of the outstanding shares entitled to vote as of April 19, 2004, must be present at the meeting.  Shares will be counted as present at the meeting if the shareholder is either present in person at the meeting,  has properly submitted a proxy card, or voted via internet or telephone.

Broker nonvotes and other shares that are present but abstain from voting or do not vote are counted for determining the presence of a quorum.

How many votes must the director nominees receive in order  to be elected as directors?

Director nominees receiving the most votes will be elected as directors, regardless of whether that number represents a majority of the votes cast.

American Stock Transfer & Trust Company, the independent proxy tabulator, will count the votes and acts as the inspector of election for the meeting.

Do the Directors attend the Annual Meeting?

All directors, subject to illness or an unavoidable schedule conflict, are expected to attend the 2004 Annual Meeting.  All of the Company’s Board of Directors attended the 2003 Annual Meeting.

How many votes are required to approve other matters that may come before the shareholders at the meeting?

In most circumstances, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve other matters that may come before the shareholders at the meeting.  Certain matters specified in our Certificate of Incorporation and Texas law, however, impose other voting requirements.

How many shares can be voted at the Annual Meeting?

As of the record date, there were 1,567,725 shares of common stock outstanding.  Normally, each outstanding share of common stock entitles the holder to one vote on all matters covered in this proxy statement         Because the corporate bylaws restrict the voting for holders who own 5% or more of the outstanding common stock, shares held in excess of 5% by one shareholder will have one vote for each 100 shares.

Who pays for the solicitation of proxies?

The Company will pay the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes. In addition to the use of the mail, proxies may be solicited personally, or by telephone or electronic media by our regular employees with no additional compensation for any solicitation efforts.

What should I do if I have questions about the Annual Meeting or the proxy?

If you have questions about the Annual Meeting or your proxy, please contact Peg Geer, Investor Relations, 500 West Wall Street, Suite 400, Midland, Texas  79701, phone 432-684-0302.

Proposal 1: ELECTION OF CLASS III DIRECTORS

Directors and Nominees for Directors

Our Board of Directors currently consists of six directors divided into three classes: Class I, Class II and Class III.        At each annual meeting of shareholders, the directors constituting one class are elected for a three-year term. The terms of the directors of Class III expire with this meeting. Our bylaws require each class to be as nearly equal in number as possible, with no class to include fewer than two directors.

Each nominee has consented to being named as a nominee and to serve, if elected. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more are unable to do so, the proxies will be voted for substitute nominees selected by our Board of Directors.

Nominees: Class III–Term Expiring in 2007

Russell E. “Rusty” Jones (age 59)

Russell E. “Rusty” Jones has served as a director of the Company since its inception and currently serves as Co-Chairman of the Board of the Company. Mr. Jones served as a member of the Board of Directors of Cap Rock Electric Cooperative, Inc. (the “Cooperative”), the predecessor to the Company, from September 1979 until the inception of the Company.  Mr. Jones is a farmer and rancher and owns and operates his own agricultural businesses.

David W. Pruitt (age 58)

David W. Pruitt has served as a director of the Company since its inception in December 1998 and was elected as a Co-Chairman of the Board in February 2001. He also serves as the President and Chief Executive Officer of the Company.  Mr. Pruitt also served as the President and Chief Executive Officer of the Cooperative from August 1987 until the inception of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR MESSRS. JONES AND PRUITT.

Continuing Directors

Class II–Term Expiring in 2006

Sammie D. Buchanan (age 59)

Sammie D. Buchanan has been a director of the Company since its inception  and served as a director of the Cooperative from September 1975 until inception of the Company.  Mr. Buchanan is a farmer and rancher and owns and operates his own agricultural businesses.

Floyd L. Ritchey (age 64)

Floyd L. Ritchey has been a director of the Company since February 1999 and served as a director of the Cooperative from February 1999 until inception of the Company.  Prior to that, he served as a director of Lone Wolf Electric Cooperative, Inc., a cooperative that combined with the Cooperative. Mr. Ritchey is a farmer and rancher and owns and operates his own agricultural businesses.

Class I –Term Expiring in 2005

Michael D. Schaffner (age 56)

Michael D. Schaffner has served as a director of the Company since October 1999, and served as a nonemployee Secretary and Treasurer from August 2001 to August 2002. He also served as a director of the Cooperative from October 1999 until the inception of the Company, and prior to that he served as a director of McCulloch Electric Cooperative, Inc., a cooperative that combined with the Cooperative. Mr. Schaffner is engaged in public accounting in Brady, Texas, and is the owner of his own public accounting firm.

Newell W. Tate (age 74)

Newell W. Tate has been a director of the Company since its inception, and served as a director of the Cooperative from September 1986 until the inception of the Company. Mr. Tate is a farmer and owns and operates his own agricultural businesses.

The Board of Directors

Meetings

The Board of Directors met 13 times during the year ended December 31, 2003.  During that period, all directors attended at least 75% of the total number of board and committee meetings held while they served as a director or member of a committee.  The Board has four standing committees: Executive, Audit, Compensation and Corporate Governance.

Director Independence

The Board has determined that all of the directors of the Company, except David W. Pruitt, the Company’s Co-Chairman, President and Chief Executive Officer, have met the independence requirements of the American Stock Exchange.

Committees

The Executive Committee is composed of Russell E. Jones, David W. Pruitt and Sammie D. Buchanan.  It’s primary function is to assist the Board by (i) exercising, within the intervals between Board Meetings, the Board’s powers with respect to the management of the business affairs of the Company, and (ii) making recommendations to the Board on certain financial related matters.

The Audit Committee is composed of all members of the Board except David W. Pruitt.  No member of the Audit Committee may be an officer of the Company. Each of the Audit Committee members is an independent director as required by the rules of the American Stock Exchange. The principal responsibilities of the committee are described in the Audit Committee Charter that is reviewed annually by the committee.  A copy of the Audit Committee Charter was attached as an appendix to the 2002 proxy statement or may be obtained from our Corporate Secretary. The Audit Committee retains the firm of independent public accountants that annually audits the books and records of the Company. The Audit Committee reviews the scope and results of the audit with the independent public accountants, as well as the Company’s accounting procedures, internal controls, accounting and financial reporting policies and practices, and makes reports and recommendations to the Board of Directors as it deems appropriate.  The Board of Directors has determined that each member of the Audit Committee meets the independence requirements under Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934.  The Board of Directors has determined that Michael D. Schaffner is the Audit Committee financial expert.

The Compensation Committee is currently composed of three members: Newell W. Tate, Sammie D. Buchanan and Floyd L. Ritchey. No member of the Compensation Committee may be an officer of the Company. The Compensation Committee makes recommendations to the Board of Directors regarding salaries and any supplemental compensation of the executive officers and acts upon management’s recommendations for salary and supplemental compensation for all other officers. The Compensation Committee also acts upon matters that require director action with respect to all employee pension, welfare and benefit plans.

The Corporate Governance Committee is composed of all members of the Board except David W. Pruitt.  All members of the Corporate Governance Committee also serve as the nominating committee, except those directors whose seats are up for re-election.  Nominees for directors are currently serving as Directors, and are standing for re-election.  This committee is responsible for the search, screening and selection process for new candidates for director and then makes such recommendation to the board.  The Corporate Governance Committee is also responsible for reviewing the overall skills and characteristics required of Board members, and reviewing that with the Board on an annual basis.  This committee will consider nominees for director submitted by shareholders.  If a shareholder wishes to recommend a candidate for director, the shareholder should submit a written nomination to the Corporate Governance Committee, c/o the Company’s Secretary, Cap Rock Energy Corporation, 500 West Wall Street, Suite 400, Midland, Texas 79701.  This written notice must comply with the advance notice, informational and other requirements described in the Company’s By-Laws.  Copies of the Company’s By-Laws are available to shareholders, free of charge, on request to the Company’s Secretary at the address noted above.

Compensation of Directors

For 2003, the arrangement for compensation of Board members included:  stock awards of $10,000, with each director having the option to choose all stock, or half cash and half stock; fees of $1,000 for attendance at each committee meeting; fees of $500 for each telephone meeting; reimbursement for actual out-of-pocket expenses for attendance at board meetings; annual performance bonus of $3,078 for 2003; and eligible to be covered under the Company’s healthcare plan.  In addition, outside directors who were former directors of the Cooperative received restricted stock grants of 17,500 shares of common stock of the Company, which will vest in five years or whenever such director ceases to serve as a director or advisory director, whichever occurs first.                These were valued at market value at date of grant of $17.51 per share.  These stock grants were awarded in lieu of stock options for 35,000 shares, which was the previous compensation arrangement.

Beginning in 2004, the arrangements were modified.  The new arrangements provide for an annual retainer of $15,000 of which up to 100% may be taken in the form of stock, and fees of $2,500 for attendance at board meetings.  If a director was elected to the board after January 1, 2003, that individual will not be eligible to be covered under the Company’s healthcare plan.  The standard compensation arrangements for telephone meetings, committee meetings, annual performance bonus and reimbursement of out-of-pocket expenses did not change.

Corporate Governance Matters

The Board of Directors adopted a Code of Ethics that applies to all directors, officers and employees of the Company.  A current copy of the Code of Ethics may be found on the Company’s internet website at www.caprockenergy.com.

Audit Committee Report

Under the Audit Committee Charter, the Company’s management has the primary responsibility for preparing the Company’s financial statements and establishing and maintaining an appropriate system of internal controls related to the financial reporting process. The independent public accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and provide oversight of management’s responsibility, as well as monitor the performance of the Company’s auditors, including the audit scope and auditor independence.  The Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent public accountants’ work. The Audit Committee has the ultimate authority and responsibility to select, evaluate and appoint the Company’s independent auditor. The Audit Committee held four meetings during the year ended December 31, 2003.

In fulfilling its responsibilities, the Audit Committee:

•                  reviewed and discussed the Company’s audited financial statements with management;

•                  discussed with KPMG LLP the matters required to be communicated under Statement of Auditing Standards No. 61, Communication with Audit Committees, as then in effect;

•                  received from KPMG LLP the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as then in effect;

•                  discussed with KPMG LLP its independence; and

•                  met with management and representatives of KPMG LLP to review the Company’s audited financial statements and the overall quality of the Company’s accounting and financial reporting.

Based on the actions detailed in this report, the Audit Committee approved  the audited financial statements and recommended to the Board that they be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, and for such report to be filed with the Securities and Exchange Commission. The Audit Committee’s authorization considered their review of KPMG LLP’s qualifications as independent public accountants for the Company. In addition, the review included matters required to be considered under Securities and Exchange Commission rules on auditor independence, including the nature and extent of non-audit services. In the Audit Committee’s business judgment, the nature and extent of non-audit services performed by KPMG LLP during the year ended December 31, 2003, did not impair the firm’s independence.

The Audit Committee

Michael D. Schaffner, Chairman
Sammie D. Buchanan
Russell D. Jones
Floyd L. Ritchey
Newell W. Tate

Compensation Committee Report

The Compensation Committee of the Board of Directors (the “Committee”), which is composed of three non-employee directors, administers the executive compensation programs of the Company. The Committee reviews and approves all issues pertaining to executive compensation. The Committee held five meetings during 2003.  The objective of the Company’s compensation programs is to provide compensation that enables the Company to attract and retain high caliber individuals for key positions, foster a team orientation toward the achievement of business objectives, and directly link executive compensation to the interests of our shareholders, the Company’s financial and operational performance, and the executives’ own performance.

The Company extends participation in its incentive programs to certain key employees, in addition to executive officers, based on their potential to contribute to increasing shareholder value. Shareholder approval was received in December 2002, to expand certain stock incentive programs to all regular employees.

In structuring the Company’s compensation plans, the Committee takes into consideration Section 162(m) of the Internal Revenue Code (which disallows the deduction of compensation in excess of $1 million except for certain payments based upon performance goals) and other factors the Committee deems appropriate. As a result, if compensation in excess of $1 million is paid under the Company’s compensation plans, a portion may not be deductible under Section 162(m).

•      Base Salary Compensation

A base salary range is established for each executive position to reflect the potential contribution of each position to the achievement of the Company’s business objectives and to be competitive with the base salaries paid for comparable positions in the national market by similar companies. The Committee utilized industry information for compensation purposes. In addition, the Committee considers information about other companies with which the Committee believes the Company competes for executives, but which are not part of such industry information.

Within the established base salary ranges, actual base salary is determined by the Company’s performance in relation to attainment of specific goals, and a subjective assessment of each executive’s achievement of individual objectives and managerial effectiveness. The Committee annually reviews the performance of the Co-Chairman of the Board, President and Chief Executive Officer and receives reports on other executive officers whose performances are reviewed by the Chief Executive Officer. The Committee, after consideration of the Company’s financial performance and such other subjective factors as the Committee deems appropriate for the period being reviewed, establishes the base compensation of such officers.

In reviewing the annual achievement of each executive and setting annual salary levels for 2003, the Committee considered each individual’s contribution toward meeting the board-approved budgeted financial plan for the previous year, customer satisfaction, compliance with the Company’s capital financial plan, the individual’s management effectiveness and the individual’s base compensation compared to the national market.  In lieu of increases to executive base salaries for 2003, executive officers were awarded stock grants under the Stock Incentive Plan.

•                  Annual Incentive Compensation

All executive officers are eligible for annual incentive compensation.

The primary form of annual incentive compensation is the Company’s Annual Incentive Plan for employees selected by the Committee, including the executive officers, which have an opportunity to directly and substantially contribute to the Company’s achievement of short-term objectives. Annual incentives are structured so that potential compensation is based upon the Committee’s evaluation of the CEO, the accomplishment of goals set during the year and the CEO’s evaluation of selected employees, which include the named executive officers.

Changes in annual incentive compensation to the executive officers in 2003 compared to 2002 resulted from an individual’s relative attainment of his or her goals, the achievement of certain performance standards for business units over which an executive officer had responsibility, and the Company’s achievement of certain financial, performance and other goals.

For 2003, Mr. Pruitt was eligible for an annual short-term incentive target of up to 30% of base salary.  Other participants were eligible for annual short-term incentive payments as determined by the CEO.  The annual incentive for selected employees and executive officers was tied to the attainment of individual goals and management skills.  The balance was based upon the Company’s achievement of goals that are established annually.  Mr. Pruitt’s annual incentive compensation was determined to be $62,018.  The annual incentive compensation for the named executive officers was determined to be $10,000 for Mr. North, $20,000 for Mr. Prough, $10,000 for Mr. Atkins, $10,000 for Mr. Lyon, and $10,000 for Ms. Zinn.

•                  Achievement Based Compensation

One of the achievement based compensation vehicles utilized by the Company is the Achievement Based Contract — Southwestern Public Service Company (“ABC-SPS Contract”).  The ABC-SPS Contract provides for total compensation of 2% of the annual savings derived from the SPS purchased power contract as compared to the prior Texas Utilities purchased power contract.  Two executive officers, David W. Pruitt and Ulen A. North, are the only remaining participants in the ABC-SPS Contract, which expired in October 2003.  For the year ended December 31, 2003, Mr. Pruitt and Mr. North will each receive $63,187 in bonuses under the ABC contract, which amounts have not been paid, but are shown as a liability on the balance sheet.

Another achievement based arrangement is the Achievement Based Compensation Contract-Merger or Acquisition with Other Electric Utilities (“ABC-Merger Contract”).  The terms of the ABC-Merger Contract provide for compensation to the participants equal to 1.5% of the total assets added to the Company by merger or acquisition. Total assets added means  those mergers or acquisitions of electric or telephone cooperatives or municipal electric systems that require the assumption of debt and equity. Compensation under the ABC-Merger Contract is to be allocated 60% to participating executive officers, 10% to the general counsel and 30% to directors and advisory directors.  The ABC-Merger Contract, amended in 2000, expires in August 2010.  No amounts have been paid or accrued under the ABC-Merger Contract for the years ended December 31, 2003 and 2002, and the nine months ended December 31, 2001.

The Achievement Based Compensation Agreement — Corporate Asset Non-CFC Financing Arrangements (“ABC-Power Transmission Contract”) is another compensation vehicle relating to corporate objectives.  Total participant compensation will be equal to 1.0% of the net profit or net capital acquired by the Company in connection with the sale or leaseback of the transmission system, if payment of the earned compensation is taken in the form of cash.  If the participant elects to take payment in the form of common stock of the Company, the individual will be awarded shares based on twice the calculated compensation.  Compensation attributable to the ABC-Power Transmission Contract will be allocated 69% to the executive officers and 31% to be allocated to the directors and former directors. No amounts have been paid or accrued under the ABC-Power Transmission Contract.

•                  Stock Based Compensation

Stock incentive compensation is offered to employees who are in positions that can affect the Company’s long-term success through the formation and execution of its business strategies. Stock incentive compensation is made under the Company’s Stock Incentive Plan (the “SIP”). The SIP also allows grants to all full-time regular employees of the Company selected by the Committee. The SIP has been established to advance the interests of the Company and its shareholders by providing a means to attract, retain and motivate employees, directors and consultants upon whose judgment, initiative and effort the Company’s continued success, growth and development is dependent. The purposes of stock incentive compensation are to: (1) focus key employees’ efforts on performance which will increase the value of the Company to its shareholders; (2) align the interests of management with those of the Company’s shareholders; (3) provide a competitive long term incentive opportunity; (4) provide a retention incentive for key employees; and (5) provide a method to reduce the Company’s short term cash needs.

Under the SIP, awards are provided to such participants, and in such amounts, as the Committee deems appropriate. The number and form of awards vary on the basis of position and pay level.  The Committee may use information such as total compensation for comparable positions within the industry, as a reference in establishing the level of awards.

In lieu of increases to executive base salaries for 2003, executive officers were awarded stock grants under the SIP.  For the year ended December 31, 2003, such stock grants totaled 180,000 shares and were valued at market value at the date of grant at $17.51 per share.  These stock grants were based upon financial and operational performance, enhanced value for shareholders and overall personal achievement of each executive officer, as well as retention of management.

In June 2002, the Committee adopted a Stock for Compensation Plan that allows the Company’s officers, including the named executive officers, directors and other key employees selected by the Compensation Committee to elect to receive cash compensation in the form of common stock.  The Board believes that the Stock for Compensation Plan will promote the interests of the Company and its shareholders by assisting the Company in attracting, retaining and stimulating the performance of employees and directors, and by aligning their interests, through ownership of common stock with interests of shareholders, and provide a method for the Company to reduce short term cash requirements.  In the event of a change in control, such stock based incentives or compensation may accelerate and vest, and restrictions or performance criteria lapse.

•                  Chief Executive Officer

Mr. Pruitt’s base salary and his annual short-term incentive compensation are established annually. In recommending the base salary for 2003, while not utilizing any specific performance formula and without ranking the relative importance of each factor, the Committee took into account relevant salary information in the national market and the Committee’s subjective evaluation of Mr. Pruitt’s overall management effectiveness in his position as Co-Chairman of the Board, President and Chief Executive Officer of the Company and his achievement of individual goals. Factors considered included his continuing leadership of the Company and his contribution to strategic direction, management of change in an increasingly competitive environment, management of operations, Company performance and stock value, and the overall productivity of the Company. Mr. Pruitt’s base salary remained unchanged at $214,995 in 2003.

Based upon the above factors, Mr. Pruitt’s 2003 short term incentive compensation was set at $62,018.  Mr. Pruitt will also receive $63,187 under the Achievement Based Contracts for 2003.  Mr. Pruitt was awarded 100,000 shares of stock under the SIP, which were valued at market value on the date of award of $17.51 per share.

The Compensation Committee

Newell W. Tate, Chairman
Sammie D. Buchanan
Floyd L. Ritchey

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

Certain Beneficial Owners of Common Stock

Other than as set forth in the following table, we know of no other beneficial owner of more than five percent of the Company’s outstanding common stock. The information provided is as of April 20, 2004.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Cap Rock Energy Corporation Shareholders’ Trust (1) 115 S. Travis Sherman, TX 75090	340,528 shares of Common Stock	21.7%

David W. Pruitt (2) 500 West Wall Street, Suite 400 Midland, TX 79701	105,700 shares of Common Stock	6.7%

Tyndall Capital Partners, L.P. (3) 153 East 53rd Street 55th Floor New York, NY 10022	81,700 shares of Common Stock	5.2%

(1)                                  Schedule 13D was originally filed with the Securities and Exchange Commission on October 3, 2002.  Trustees of the Trust are Alfred J. Schwartz and Robert G. Holman, who have shared power to vote and dispose of the shares, pursuant to certain provisions in the Trust document.  Transactions subsequent to the original Schedule 13D filing are reflected.

(2)           As reported in Schedule 13D filed with the Securities and Exchange Commission on July 11, 2003.

(3)           As reported in Schedule 13G filed with the Securities and Exchange Commission on April 19, 2004.

Security Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of April 1, 2004, by each of our directors and named executive officers, and by all of our directors and executive officers as a group.  Except as otherwise indicated below, each of the persons named in the table have sole voting and investment power with respect to the shares beneficially owned by such person as set forth opposite such person’s name:

Directors	Number of Shares (1)		Percent of Class (2)
Sammie D. Buchanan	17,859	(3(4)	1.1%
Russell E. Jones	17,827	(3(4)	1.1%
Floyd L. Ritchey	17,853	(3(4)	1.1%
Michael D. Schaffner	17,682	(3(4)	1.1%
Newell W. Tate	17,663	(3(4)	1.1%

Executive Officers
David W. Pruitt	105,700	(3(5)	6.7%	(6)
Ulen A. North, Jr.	20,070	(3(5)	1.3%
Lee D. Atkins	15,000	(3(5)	1.0%
Sammy C. Prough	15,100	(3(5)	1.0%
Ronald W. Lyon	15,010	(3(5)	1.0%
Celia A. Zinn	15,000	(3(5)	1.0%
All Directors and Executive Officers as a group (11 individuals)	274,494		17.5%

(1)                                  No director or executive officer owns any of our equity securities other than our common stock.

(2)                                  Percentages are omitted if less than 1%.

(3)                                  Includes shares under the Stock Incentive Plan which are able to be voted, but are unable to be transferred or sold before they are vested.  Shares are 17,500, 17,500, 17,500, 17,500, 17,500, 100,000, 20,000, 15,000, 15,000, 15,000 and 15,000 for Messer’s Buchanan, Jones, Ritchey, Schaffner, Tate, Pruitt, North, Atkins, Prough, Lyon and Ms. Zinn, respectively.

(4)                                  Excludes restricted share units that have been deferred under both the Stock for Compensation Plan and the Stock Incentive Plan.  As such, these shares are not issued and therefore not able to be voted, transferred or sold.  The deferred shares are 1,615, 950, 1,514, 1,615 and 1,351 for Messer’s Buchanan, Jones, Ritchey, Schaffner and Tate, respectively.

(5)                                  Excludes restricted share units that have been deferred under the Stock for Compensation Plan.  As such, these shares are not issued and therefore not able to be voted, transferred or sold.  The restricted share units are 26,088, 11,468, 1,200, 7,000, 1,000, and 1,000 for Messer’s Pruitt, North, Atkins, Prough, Lyon and Ms. Zinn.

(6)                                  The Company by-laws provide for a reduction in the voting rights of shareholders who own more than 5% of the outstanding common stock, to 1/100th per share for those shares held in excess of 5%.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table describes the compensation paid to our President and Chief Executive Officer and each of the other executive officers with total compensation in excess of $100,000 for services rendered during the year ended December 31, 2003 and 2002, and the nine months ended December 31, 2001.

	Annual Compensation				Long Term Compensation
Name and principal position	Year	Salary	Bonus (a)	Other Annual Compensation (b)	Awards	All Other Compensation (c)
					Restricted stock awards (h)
David W. Pruitt	Twelve Months Ended December 31, 2003	$214,995	$125,205	$10,202	$1,751,000	$30,620
Co-Chairman of the Board,	Twelve Months Ended December 31, 2002	214,995	39,001	100,795		118,868
President and Chief Executive Officer	Nine Months Ended December 31, 2001	155,734	82,948	18,046		19,085

Ulen A. North, Jr.	Twelve Months Ended December 31, 2003	110,879	73,187	6,502	350,200	16,978
Executive Vice President	Twelve Months Ended December 31, 2002	110,879	39,001	41,880		66,345
	Nine Months Ended December 31, 2001	89,200	32,845	8,823		12,707

Lee D. Atkins (d)	Twelve Months Ended December 31, 2003	182,000	10,000	5,163	262,650	22,910
Senior Vice President,	Twelve Months Ended December 31, 2002	182,000	—	2,264		17,484
Chief Financial Officer and Treasurer

Sammy C. Prough	Twelve Months Ended December 31, 2003	88,259	20,000	4,369	262,650	13,132
Vice President and Chief Operating Officer	Twelve Months Ended December 31, 2002	88,259	—	32,306		33,567
	Nine Months Ended December 31, 2001	63,931	25,000	7,618		9,820

Ronald W. Lyon (e)	Twelve Months Ended December 31, 2003	—	10,000	—	262,650	174,000 (f	)
Vice President, General Counsel and Secretary	Twelve Months Ended December 31, 2002	—	—	—		184,000 (f	)

Celia A. Zinn (g)	Twelve Months Ended December 31, 2003	104,000	10,000	1,975	262,650	14,766
Vice President, Assistant Secretary/Treasurer and Controller	Twelve Months Ended December 31, 2002	104,000	—	264		15,206

In October 2001, the Company changed its year end from March 31 to December 31. Therefore, compensation data is presented for the year ended December 31, 2003 and 2002, the nine-month transition period ended December 31, 2001.

(a)                                  For the twelve months ended December 31, 2002, a portion of the bonus amounts were received in shares of restricted share units in lieu of cash compensation under the Stock for Compensation Plan.  These are included under All Other Compensation.  Bonuses for both 2003 and 2002 have not been received by any individual, but are shown as a liability on the books of the Company.

(b)                                 For the twelve months ended December 31, 2002, the Board of Directors allowed each of the individuals to defer certain bonus amounts for 2001.  Pursuant to the Stock for Compensation Plan of the Company, the Compensation

Committee allowed the individuals to convert a portion of the previously deferred amounts into common stock at a discount, with such discount being a nonrecurring item.  The value of the discount on the stock was $82,948, $32,845, $25,000, and $2,000 for Messrs. Pruitt, North, Prough and Atkins, respectively.

(c)                                  Amounts for the year ended December 31, 2002, include: $18,752, $13,860, $5,250, $11,032 and $3,000 for Messrs. Pruitt, North, Atkins, Prough and Ms. Zinn, respectively, for Company contributions to the 401(k) plan; $5,113, $3,485, $2,234, $2,535 and $2,206 for premiums paid on term life insurance for Messrs. Pruitt, North, Atkins, Prough and Ms. Zinn, respectively;  $12,000 contribution to a deferred compensation account for Mr. Lyon; and $95,003, $49,001, $20,000, $10,000, $10,000 and $10,000 representing the value of restricted share units received under our Stock for Compensation Plan in lieu of cash compensation by Messrs. Pruitt, North, Prough, Atkins, Lyon and Ms. Zinn, respectively.  The individuals deferred receipt of the shares pursuant to the plan. Amounts for the twelve months ended December 31, 2003, include:  $25,298, $13,333, $20,680, $10,609 and $12,500 for Messrs. Pruitt, North, Atkins, Prough and Ms. Zinn, respectively, for Company contributions to the 401(k) plan; $5,321,  $3,645, $2,230, $2,524 and $2,266 for premiums paid on term life insurance for Messers. Pruitt, North, Atkins, Prough and Ms. Zinn, respectively; $12,000 contribution to a deferred compensation account for Mr. Lyon.

(d)                                 Mr. Atkins became an executive officer in September 2001.

(e)                                  Mr. Lyon became an executive officer in October 2001.

(f)                                    Mr. Lyon’s employment contract with the Company as retained general counsel has terms pursuant to which he provides for his own salary, administrative support and maintenance of his separate office facilities.  See “Certain Relationships and Related Transactions” for a description of the arrangement.

(g)                                 Ms. Zinn became an executive officer in December 2002.

(h)                                 As of December 31, 2003, there were 180,000 restricted shares awarded to the six named executive  officers, with a market value on that date of $5,499,000.  Such restricted shares will be 50% vested in the last half of 2004, with the remaining 50% vesting in 2005.

Equity Compensation Plans

The following table sets forth certain information regarding the Company’s equity compensation plans as of December 31, 2002:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	—	—	1,046,996
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	1,046,996

(1)                                  Excludes 351,192 restricted share units representing one share of common stock issuable for each restricted share unit deferred or restricted under the Stock Incentive Plan.  Also excludes 51,649 restricted share units representing one share of common stock issuable for each restricted share unit deferred under the Stock for Compensation Plan.

Employment Contracts and Change in Control Agreements

The Company has entered into employment contracts  with the executive officers which are intended to insure the officers’ continued service and dedication to the Company and to ensure their objectivity in considering, on the Company’s behalf, any transaction that would result in a change in control of the Company. The material terms of those contracts are as follow:

David W. Pruitt’s contract commenced in August 1992 for an initial term of 10 years. Unless a written notice to terminate the contract at the end of the initial term is given at least 360 days prior to the eighth anniversary of the initial term, the contract term is automatically extended for a three-year term from the eighth anniversary date. Thereafter, unless a written notice to terminate the contract is given 90 days prior to any subsequent anniversary date, the contract automatically extends for an additional three-year term.           Mr. Pruitt’s contract has been extended through August 2006.  The contract can be terminated earlier for good cause, as defined in the contract, which includes dishonesty and neglect by Mr. Pruitt of his job duties. There is also a provision in Mr. Pruitt’s contract that if his job responsibility and authority are limited, changed or eliminated or if he is required to move from the Midland, Texas, area, he will be paid for the remainder of the term of his contract.       If there is a change in control and the contract terminates, Mr. Pruitt will receive an amount equal to six times the sum of his annual base salary and the greater of the highest bonus awarded to him in a prior year or 50% of his annual base salary. The contract also has provisions for healthcare coverage similar to that of a retiree, reimbursement of any tax or tax payments Mr. Pruitt may be required to make for any excise tax imposed under Section 4999 of the Internal Revenue Code, and reimbursement of any taxes resulting from the excise tax reimbursement.

Other officers, including the named executives, have contracts with initial terms of one or two years. Unless a written notice to terminate is given prior to an anniversary date of the contract, the contracts automatically renew for one or two year terms. The contracts can be terminated earlier if the Chief Executive Officer determines that the officer is not properly performing the duties of his or her job or for cause, as defined in the contract, which includes dishonesty and neglect by the officer of his job duties. If the contract is terminated for any other reason, other than a change of control, the officer will receive an amount equal to his or her current salary and benefits for a period of one year.  If there is a change of control and the contract terminates, the officer will receive an amount equal to six times the sum of his or her annual base salary and the greater of the highest bonus awarded to him or her in a prior year or 50% of his or her annual base salary. The contracts also have provisions for healthcare coverage similar to that of a retiree, reimbursement of any tax or tax payments the officer may be required to make for any excise tax imposed under Section 4999 of the Internal Revenue Code, and reimbursement of any taxes resulting from the excise tax reimbursement.  In the event of a termination by the Company other than for cause, stock based incentives or compensation may accelerate and vest, and restrictions or performance criteria may lapse.

Certain Relationships and Related Transactions

One of the Company’s executive officers, Ronald W. Lyon, has an employment contract as retained general counsel with the Company, but is not considered an employee under Federal labor laws.  Mr. Lyon is paid a monthly retainer fee of $13,500 which is meant to cover the cost of maintaining his office, including administrative support, rent and other overhead expenses, as well as any salary he may draw.  In addition, the Company contributes $1,000 per month to a deferred compensation plan for Mr. Lyon.  The Company also reimburses Mr. Lyon for direct out-of-pocket expenses he may incur on the Company’s behalf, such as for travel, meals and meeting fees.    A cash bonus of $10,000 as well as restricted stock of $262,650 was also awarded in 2003.

As shown in Beneficial Ownership of Voting Securities, the Cap Rock Energy Corporation Shareholders’ Trust holds more than 5% of the outstanding shares of the Company. The Trust was established by the Company on behalf of former members of the Cooperative whose current addresses are unknown and would have received stock in connection with the conversion of the Cooperative into the Company.  The shared authority of the two Trustees of the Trust is to make distribution of stock to beneficial owners when they have been located.  Other powers are limited to those granted in the Trust document, the Funding Agreement and the Share Option Agreement.

The Trust provides that in the case of a tender offer or other repurchase offer by the Company for shares of the capital stock of the Company, the Trustees may, in their sole discretion and acting jointly in the best interest of the beneficiaries of the Trust, sell all of the shares held in the Trust to the Company at the highest cash price offered under the tender offer or other repurchase offer.  If the tender offer by the Company has a premium of 25% or more, the Trustees shall sell all of the shares at the highest cash price offered.  In addition, the Trustees shall not vote the shares in favor of a sale or pledge of assets of the Company, nor for any change in the capital structure or powers of the Company or in connection with a merger or dissolution, unless previously approved by the Company’s Board of Directors.

The Funding Agreement between the Trust and the Company provides that the Trustees may request funds from the Company to pay for compensation and expenses of the Trustees in connection with their duties and responsibilities as Trustees of the Trust.  In the event the Company fails to fulfill its obligations under the Funding Agreement, the Trustees may sell such shares as are necessary for the Trust to pay such compensation and expenses.  The Company transferred less than $1,000 in 2003 and 2002 to the Trust to pay for the Trustees’ costs and expenses.

The Share Option Agreement grants the Company the right to acquire all of the shares that are held in the Trust that would otherwise escheat to the State of Texas at the average market price of the shares for 30 trading days before the Company exercises its option.  Pursuant to state law, the shares are subject to begin escheating to the State of Texas in 2005.

PERFORMANCE GRAPH

The following graph shows a comparison, prepared in accordance with the rules of the Securities and Exchange Commission, of cumulative total shareholder return for our common stock, the S&P 500 Index and the Dow Jones Utilities Index.               The Company’s stock began trading on the American Stock Exchange on March 14, 2002, and therefore, the graph represents data beginning in March 2002 through December 2003.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission.  The Reporting Persons are also required to furnish the Company with copies of all Section 16 (a) reports they file.

Based solely upon a review of the copies of these reports furnished to us, all persons subject to the reporting requirements of Section 16 (a), filed the required reports on a timely basis for the year ended December 31, 2003.

Requirements, Including Deadlines, For Submission of Proxy Proposals, Nomination of Directors and Other Business of Shareholders

The 2005 Annual Meeting of Shareholders is scheduled to be held June 14, 2005. Specific proposals of shareholders intended to be presented at the 2005 meeting must comply with the requirements of the Exchange Act and our By-Laws.  Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2005 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 500 W. Wall, Suite 400, Midland, TX  79701, by February 14, 2005. The proposal should be sent to the attention of the Secretary of the Company. If a shareholder intends to present a proposal at the 2005 Annual Meeting other than pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by our Corporate Secretary between October 31, 2004, and December 30, 2004.  If the proposal is not received during such period, the proxies designated by our Board of Directors for the 2005 Annual Meeting may vote in their discretion on any such proposal  for which they have been appointed proxies, without mention of such matter in the proxy statement for such meeting or on the proxy card for such meeting.  The Exchange Act and our By-Laws require such proposals to be received at our principal executive offices located at 500 West Wall Street, Suite 400, Midland, Texas 79701.

Under our By-laws, and as permitted by the rules of the SEC, certain procedures are provided that a shareholder must follow to nominate persons for election as Directors, or to introduce an item of business at an Annual Meeting of Shareholders. These procedures provide that nominations for Director nominees and/or an item of business to be introduced at an Annual Meeting of Shareholders must be submitted in writing to the Secretary of the Company at our principal executive offices. We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2005 Annual Meeting not less than one hundred twenty (120) calendar days nor more than one hundred sixty (160) calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous years annual meeting.

Our 2005 Annual Meeting of Shareholders is scheduled to be held on June 14, 2005. Assuming that our 2005 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by December 30, 2004. If we do not receive notice by that date, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

The nomination must contain the following information:  (1) as to  the nominee: (a) the name, age, business address and residence address of the person; (b) the principal occupation or employment of the person; (c) the class and number of shares of capital stock of the corporation which are beneficially owned by the person; and (d) such other information relating to the person, as would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such person whether or not such proxies are in fact solicited for the election of such person; and (2) as to the shareholder giving the notice (a) the name and address, as they appear on the corporation’s stock register, of the shareholder; (b) the class and number of shares of capital stock of the corporation which are beneficially owned by the shareholder; and (c) such other information relating to the shareholder or the nomination as is required to be disclosed under the rules of the Securities and Exchange Commission governing the solicitation of proxies whether or not such proxies are in fact solicited by the shareholder. Such notice must also include a signed consent of each such nominee to serve as a director of the corporation, if elected or re-elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility for election of such nominee as a director of the corporation.

Notice of a proposed item of business must include: (1) a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (3) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, (4) any material interest of such shareholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (5) such other information relating to the shareholder or the business proposed to be brought before the meeting as is required to be disclosed under the rules of the Securities and Exchange Commission governing the solicitation of proxies whether or not such proxies are in fact solicited by the shareholder.

The Board is not aware of any matters that are expected to come before the 2004 Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

A shareholder may communicate directly with the Board of Directors by writing to the Company’s Secretary, c/o Cap Rock Energy Corporation, 500 West Wall Street, Suite 400, Midland, Texas 79701.  The Company’s Secretary will then forward your questions or comments directly to the Board.

Independent Public Accountants

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s consolidated financial statements as of and for the years ended December 31, 2003 and 2002, and for its limited reviews of the Company’s unaudited consolidated interim financial statements.  This table also reflects fees for other services.

	2003	2002

Audit fees	$205,595	$164,287
Audit related Fees	—	—

Audit and Audit related fees	205,595	164,287

Tax Fees (1)	81,850	44,095
All Other Fees (2)	78,234	2,795
	$365,679	$211,177

(1)          Includes tax compliance, technical tax advice and tax planning.

(2)          All other fees consist of advice on accounting for various stock awards.

Representatives of KPMG LLP are not expected to be in attendance at the Annual Meeting.

The policies and procedures contained in the Audit Committee Charter provide that the Audit Committee will preapprove both the retention of the independent auditors, as well as any nonaudit services, and the fees for such services.

The Chief Executive Officer and Chief Financial Officer of the Company evaluated the effectiveness of the disclosure controls and proceedings, as defined in Rule 13a-14(c) under the Securities Exchange Act of 1934, as amended, within 90 days of the filing date of this report.  Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures are effective, subject to the limitations below, to ensure that information required to be disclosed by the Company in reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms.

There have been no significant changes in the Company’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Company, including its Chief Executive Officer and Chief Financial Officer, does not expect that its disclosure controls and procedures will prevent or detect all error and all fraud.  A control system, no matter how well conceived or operated, can provide only reasonable, not absolute, assurance that the objectives of a control system are met.

Annual Report to Shareholders

Our Annual Report to Shareholders for the year ended December 31, 2003, is being mailed to shareholders simultaneously with the mailing of this proxy statement. The Annual Report contains audited financial statements and is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference.

Other Business

Under the laws of Texas, where we are incorporated, no business other than procedural matters may be raised at the Annual Meeting unless proper notice to the shareholders has been given. We do not expect any business to come up for shareholder vote at the meeting other than the election of directors and the proposals contained in this proxy.  If, however, any other matters properly come before the meeting, your proxy card authorizes the persons named as proxies to vote in accordance with their judgment on such other matters.

Questions

If you have any questions or need more information about the annual meeting, please contact:

Cap Rock Energy Corporation
Attn: Peg Geer
Investor Relations
500 W. Wall, Suite 400
Midland, Texas 79701
Phone: 432-684-0302

On behalf of the Board of Directors,

/s/ RONALD W. LYON
RONALD W. LYON
Corporate Secretary

Midland, Texas
April 29, 2004

ANNUAL MEETING OF SHAREHOLDERS OF

CAP ROCK ENERGY CORPORATION

Tuesday, June 15, 2004

PROOF #2 Internet	PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.
-or-	COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone
and follow the instructions. Have your proxy card	ACCOUNT NUMBER
available when you call.
-or-
INTERNET - Access “www.voteproxy.com” and
follow the on-screen instructions. Have your proxy
card available when you access the web page.

êPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect two Class III directors to serve for a term of three years:

The Board of Directors recommends a vote FOR all nominees. All shares will be voted as directed at left. If no direction is given when the duly executed proxy is returned, all shares will be voted FOR all nominees.

☐ FOR ALL NOMINEES	NOMINEES: ☐ Russell E. “Rusty” Jones
☐ David W. Pruitt

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

		I consent to access future annual reports, proxy statements and other proxy soliciting material over the Internet as described on the reverse side.	☐

		Mark this box with an X if you will attend the Annual Meeting.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Tuesday, June 15, 2004
11:00 a.m. Central Standard Time
Cap Rock Energy Corporation - Stanton Division Office
1400 W. Business I-20
Stanton, Texas 79782

For the purpose of considering and acting upon the election of two Class III directors and such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please Admit

You have the option to access future annual reports, proxy statements and other solicitation materials over the Internet, instead of receiving those documents in paper form. Participation is voluntary. If you give your consent, in the future when such material is available over the Internet, you will receive notification that will contain the Internet location where the material is available. The material will be presented in PDF format. There is no cost to you for this service other than any charges imposed by your Internet provider, telephone and/or cable company. Once you give your consent, it will remain in effect until you inform us otherwise in writing. You may revoke your consent, or request paper copies of the material, at anytime by notifying Peg Geer at Cap Rock Energy Corporation, 500 W. Wall, Suite 400, Midland, Texas 79701 via U.S. Mail or by phone at 432-684-0304.

To give your consent, check the appropriate box located on the reverse of the attached proxy card and return with your proxy.

PROOF # 2 Internet

CAP ROCK ENERGY CORPORATION
500 West Wall Street, Suite 400
Midland, Texas 79701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 15, 2004.

Lee D. Atkins and Ronald W. Lyon, each of them with full power to act alone and with full power of substitution, are hereby authorized to represent the undersigned at the Cap Rock Energy Corporation Annual Meeting of Shareholders to be held on June 15, 2004, or at any adjournments or postponements thereof, and to vote, as indicated on the reverse side, the shares of Common Stock which the undersigned would be entitled to vote if personally present at said meeting. The above named individuals are further authorized to vote such stock upon any other business as may properly come before the meeting, or any adjournments or postponements thereof, in accordance with their best judgment.

(Continued and to be signed on the reverse side)